UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 28, 2021

BURGERFI INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

001-38417	Delaware	82-2418815
(Commission File Number)	(State or Other Jurisdiction of Incorporation)	(I.R.S. Employer Identification No.)

105 US Highway 1 North Palm Beach, Florida	33408
(Address of Principal Executive Offices)	(Zip Code)

(561) 844-5528

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	BFI	The Nasdaq Stock Market LLC
Redeemable warrants, each exercisable for one share of common stock at an exercise price of $11.50 per share	BFIIW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously disclosed, on September 8, 2021, BurgerFi International, Inc., a Delaware corporation (the “Company”), received notice from Ross Goldstein that he was resigning (the “Resignation”) as the Company’s Chief Legal Officer and Secretary, effective September 30, 2021.

In connection with the Resignation, on September 28, 2021, the Company and Mr. Goldstein entered into a Separation and General Release Agreement (the “Separation Agreement”), pursuant to which Mr. Goldstein has undertaken limited continuing obligations (the “Continuing Obligations”) to the Company until January 2, 2022 and provided a release of claims against the Company in exchange for an award of 7,500 unrestricted shares of common stock of the Company, which shall be effective October 5, 2021, pursuant to an award agreement (the “Award Agreement”).  Notwithstanding the foregoing, Mr. Goldstein has the ability to revoke the Separation Agreement within seven (7) days of his execution thereof, which execution occurred on September 28, 2021, and in the event of such revocation, the Award Agreement shall become null and void and the Company shall have no obligations under it.

The Separation Agreement and Award Agreement are attached as Exhibits 10.1 and 10.2 hereto and are incorporated by reference herein.

Item 9.01.Financial Statements and Exhibits.

(d)    Exhibits.

Exhibit No.	Description

10.1	Separation Agreement dated September 28, 2021 by and between the Company and Ross Goldstein.

10.2	Unrestricted Stock Award Agreement dated September 28, 2021 by and between the Company and Ross Goldstein.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 4, 2021

BURGERFI INTERNATIONAL, INC.

By:	/s/ Julio Ramirez
Julio Ramirez Chief Executive Officer